UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 8, 2016

Date of Report (Date of Earliest Event Reported)

Central Index Key Number of the issuing entity: 0001685054
CD 2016-CD2 Mortgage Trust

(Exact name of issuing entity)

Central Index Key Number of the sponsor: 0001541294
German American Capital Corporation

(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor: 0001541001
Citigroup Global Markets Realty Corp.

(Exact name of sponsor as specified in its charter)

Central Index Key Number of the registrant: 0001013454

Deutsche Mortgage & Asset Receiving Corporation

(Exact name of registrant as specified in its charter)

Delaware	333-206705-07	04-3310019
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation of registrant)	File Number of issuing entity)	Identification No. of registrant)

60 Wall Street

New York, New York

(Address of principal executive offices of registrant)

(212) 250-2500

Registrant’s telephone number, including area code

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On December 8, 2016, Deutsche Mortgage & Asset Receiving Corporation (the “Depositor”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of December 1, 2016 (the “Pooling and Servicing Agreement”), among the Depositor, as depositor, Wells Fargo Bank, National Association, as master servicer, KeyBank National Association, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, of CD 2016-CD2 Mortgage Trust Commercial Mortgage Pass-Through Certificates (the “Certificates”).

The Certificates will consist of the following classes, designated as (i) the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4, Class X-A, Class A-M, Class B and Class C Certificates (collectively, the “Public Certificates”) and (ii) the Class X-B, Class X-D, Class X-E, Class X-F, Class X-G, Class D, Class E, Class F, Class G, Class S and Class R Certificates (collectively, the “Private Certificates”).

All of the Public Certificates (other than the portion of the Public Certificates corresponding to the RRI Interest), having an aggregate initial principal amount of $799,211,000, were sold to Deutsche Bank Securities Inc. (“DBSI”), Citigroup Global Markets Inc. (“CGMI”) and Academy Securities, Inc. (“Academy” and, together with DBSI and CGMI, in such capacity, the “Underwriters”), pursuant to an Underwriting Agreement, dated as of November 18, 2016 (the “Underwriting Agreement”), among the Depositor, the Underwriters and German American Capital Corporation (“GACC”). DBSI and CGMI are acting as the joint bookrunning managers and co-lead managers. The Public Certificates (other than the portion of the Public Certificates corresponding to the RRI Interest) were offered by the Underwriters for sale to the public, pursuant to the Depositor’s Prospectus, dated November 21, 2016, in negotiated transactions or otherwise at varying prices determined at the time of sale. The price per class of Public Certificates (other than the portion of the Public Certificates corresponding to the RRI Interest) is set forth on Schedule I to the Underwriting Agreement.

All of the Private Certificates (other than the portion of the Private Certificates corresponding to the RRI Interest), having an aggregate initial principal amount of $127,411,264, were sold to DBSI, CGMI and Wells Fargo Securities, LLC (“WFS” and, together with DBSI and CGMI, in such capacity, the “Initial Purchasers”), pursuant to a Certificate Purchase Agreement, dated as of November 18, 2016, among the Depositor, the Initial Purchasers and GACC. The Private Certificates (other than the portion of the Private Certificates corresponding to the RRI Interest) were sold in a private placement transaction exempt from registration under the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(2) of the Act.

The Certificates represent, in the aggregate, the entire beneficial ownership in CD 2016-CD2 Mortgage Trust (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 30 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 37 commercial and multifamily properties. The Mortgage Loans were acquired by the Depositor from (i) GACC, pursuant to a Mortgage Loan Purchase Agreement, dated and effective November 18, 2016 (the “GACC Mortgage Loan Purchase Agreement”), between the Depositor and GACC, and (ii) Citigroup Global Markets Realty Corp., pursuant to a Mortgage Loan Purchase Agreement, dated and effective November 18, 2016 (the “CGMRC Mortgage Loan Purchase Agreement” and, together with the GACC Mortgage Loan Purchase Agreement, the “Mortgage Loan Purchase Agreements”), between the Depositor and CGMRC.

The net proceeds of the sale of the Certificates were applied to the purchase of the Mortgage Loans by the Depositor from GACC and CGMRC. The net proceeds to the Depositor of the offering of the Certificates, after deducting expenses payable by the Depositor in connection with the issuance and distribution of the Certificates of approximately $5,895,550.34, were approximately $963,793,770.64. Of the expenses paid by the Depositor, approximately $0 were paid directly to affiliates of the Depositor, approximately $100,000 in the form of fees were paid to the Underwriters and the Initial Purchasers, $0 were paid to or for the Underwriters and the Initial Purchasers, and approximately $5,795,550.34 were other expenses. All of the foregoing expense amounts are the Depositor's reasonable estimates of such expenses. No underwriting discounts and commissions or finder's fees were paid by the Depositor.

The Mortgage Loan secured by the mortgaged property identified in the Prospectus as 8 Times Square & 1460 Broadway will be primary serviced and specially serviced pursuant to (a) the Pooling and Servicing Agreement and (b) that certain Co-Lender Agreement, dated as of December 1, 2016 (the “8 Times Square & 1460 Broadway Co-Lender Agreement”), among Citigroup Global Markets Realty Corp., as Initial Note A-1 Holder, Citigroup Global Markets Realty Corp., as Initial Note A-2-1 Holder, and Citigroup Global Markets Realty Corp., as Initial Note A-2-2 Holder.

The Mortgage Loan secured by the mortgaged property identified in the Prospectus as FedEx Ground Portfolio will be primary serviced and specially serviced pursuant to (a) the Pooling and Servicing Agreement and (b) that certain Agreement Between Note Holders, dated as of November 1, 2016 (the “FedEx Ground Portfolio Co-Lender Agreement”), among Bank of America, N.A., as Initial Note A-1 Holder, Citigroup Global Markets Realty Corp., as Initial Note A-2 Holder, Bank of America, N.A., as Initial Note A-3 Holder, and Citigroup Global Markets Realty Corp., as Initial Note A-4 Holder.

The Mortgage Loan secured by the mortgaged property identified in the Prospectus as 229 West 43rd Street Retail Condo will be primary serviced and specially serviced pursuant to (a) the Pooling and Servicing Agreement and (b) that certain Co-Lender Agreement, dated as of December 8, 2016 (the “229 West 43rd Street Retail Condo Co-Lender Agreement”), among Deutsche Bank AG, New York Branch, as Note A-1 Holder, Deutsche Bank AG, New York Branch, as Note A-2 Holder, Deutsche Bank AG, New York Branch, as Note A-3 Holder, Deutsche Bank AG, New York Branch, as Note A-4 Holder, Deutsche Bank AG, New York Branch, as Note A-5 Holder, Deutsche Bank AG, New York Branch, as Note A-6 Holder, Deutsche Bank AG, New York Branch, as Note A-7 Holder, and Deutsche Bank AG, New York Branch, as Note A-8 Holder.

The Mortgage Loan secured by the mortgaged property identified in the Prospectus as Prudential Plaza will be primary serviced and specially serviced pursuant to (a) that certain Pooling and Servicing Agreement, dated as of October 1, 2015 (the “COMM 2015-CCRE26 Pooling and Servicing Agreement”), among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor, entered into in connection with the COMM 2015-CCRE26 Mortgage Trust and (b) that certain Second Amended and Restated Co-Lender Agreement, dated as of October 20, 2016 (the “Prudential Plaza Co-Lender Agreement”), among Wilmington Trust, National Association, as Trustee, for the Benefit of the Holders of the COMM 2015-CCRE26 Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2015-CCRE26, as Note A-1 Holder, Wells Fargo Bank, National Association, as Trustee, for the Benefit of the Holders of the CD 2016-CD1 Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2016-CD1, as Note A-2-1 Holder, German American Capital Corporation, as Note A-2-2 Holder, German American Capital Corporation, as Note A-3-1 Holder,

German American Capital Corporation, as Note A-3-2 Holder, German American Capital Corporation, as Note A-3-3 Holder, and German American Capital Corporation, as Note A-4 Holder.

The Mortgage Loan secured by the mortgaged property identified in the Prospectus as 10 Hudson Yards will be primary serviced and specially serviced pursuant to (a) that certain Trust and Servicing Agreement, dated as of August 6, 2016 (the “Hudson Yards 2016-10HY Trust and Servicing Agreement”), among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, AEGON USA Realty Advisors, LLC, as special servicer, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, entered into in connection with the Hudson Yards 2016-10HY Mortgage Trust and (b) that certain Co-Lender Agreement, dated as of August 6, 2016 (the “10 Hudson Yards Co-Lender Agreement”), by and between Deutsche Bank AG, New York Branch, as Initial Note A-1 Holder, Goldman Sachs Mortgage Company, as Initial Note A-2 Holder, Deutsche Bank AG, New York Branch, as Initial Note B-1 Holder, and Goldman Sachs Mortgage Company, as Initial Note B-2 Holder.

The Mortgage Loan secured by the mortgaged property identified in the Prospectus as 60 Madison Avenue will be primary serviced and specially serviced pursuant to (a) the Pooling and Servicing Agreement and (b) that certain Co-Lender Agreement, dated as of November 22, 2016 (the “60 Madison Avenue Co-Lender Agreement”), between Deutsche Bank AG, New York Branch, as Note A-1 Holder, and Deutsche Bank AG, New York Branch, as Note A-2 Holder.

The Mortgage Loan secured by the mortgaged property identified in the Prospectus as Birch Run Premium Outlets will be primary serviced and specially serviced pursuant to (a) the Pooling and Servicing Agreement and (b)  that certain Second Amended and Restated Co-Lender Agreement, dated as of October 20, 2016 (the “Birch Run Premium Outlets Co-Lender Agreement”), among Wilmington Trust, National Association, as Trustee, for the Benefit of the Holders of the COMM 2016-DC2 Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2016-DC2, as Note A-1-A Holder, German American Capital Corporation, as Note A-1-B1 Holder, German American Capital Corporation, as Note A-1-B2 Holder, Wells Fargo Bank, National Association, as Trustee, for the Benefit of the Holders of the CD 2016-CD1 Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2016-CD1, as Note A-2-A Holder and Note A-4 Holder, German American Capital Corporation, as Note A-2-B Holder, and German American Capital Corporation, as Note A-3 Holder.

The Mortgage Loan secured by the mortgaged property identified in the Prospectus as 80 Park Plaza will be primary serviced and specially serviced pursuant to (a) that certain Pooling and Servicing Agreement, dated as of November 1, 2016 (the “CGCMT 2016-C3 Pooling and Servicing Agreement”), among Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Trimont Real Estate Advisors, LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Deutsche Bank Trust Company Americas, as trustee and (b) that certain Amended and Restated Co-Lender Agreement (the “80 Park Plaza Co-Lender Agreement”), dated as of October 26, 2016, between Citigroup Global Markets Realty Corp., as Note A-1 Holder and Note A-3 Holder, and Ladder Capital Finance VI TRS LLC, as Note A-2 Holder, Note A-4A Holder and Note A-4B Holder.

The Mortgage Loan secured by the mortgaged property identified in the Prospectus as 667 Madison Avenue will be primary serviced and specially serviced pursuant to (a) that certain Trust and Servicing Agreement, dated as of October 6, 2016 (the “COMM 2016-667M Trust and Servicing Agreement”), among Deutsche Mortgage & Asset Receiving Corporation, as depositor, KeyBank

National Association, as master servicer, AEGON USA Realty Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, trustee, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and (b) that certain Co-Lender Agreement (the “667 Madison Avenue Co-Lender Agreement”), dated as of October 6, 2016, among Deutsche Bank AG, New York Branch, as Initial Note A-1 Holder, Deutsche Bank AG, New York Branch, as Initial Note A-2 Holder, and Deutsche Bank AG, New York Branch, as Initial Note B Holder.

The Mortgage Loan secured by the mortgaged property identified in the Prospectus as Starbucks Center will be primary serviced and specially serviced pursuant to (a) that certain Pooling and Servicing Agreement, dated as of November 1, 2016 (the “JPMDB 2016-C4 Pooling and Servicing Agreement”), among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer and (b) that certain Co-Lender Agreement, dated as of October 20, 2016 (the “Starbucks Center Co-Lender Agreement”), among Deutsche Bank AG, New York Branch, as Note A-1 Holder, Deutsche Bank AG, New York Branch, as Note A-2 Holder, and Deutsche Bank AG, New York Branch, as Note A-3 Holder.

The Mortgage Loan secured by the mortgaged property identified in the Prospectus as Mills Fleet Farm will be primary serviced and specially serviced pursuant to (a) that certain Pooling and Servicing Agreement, dated as of November 1, 2016 (the “CGCMT 2016-C3 Pooling and Servicing Agreement”), among Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Trimont Real Estate Advisors, LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Deutsche Bank Trust Company Americas, as trustee and (b) that certain Co-Lender Agreement (the “Mills Fleet Farm Co-Lender Agreement”), dated as of November 17, 2016, among Cantor Commercial Real Estate Lending, L.P., as Note A-1 Holder, Cantor Commercial Real Estate Lending, L.P., as Note A-2 Holder, and Deutsche Bank AG, New York Branch, as Note A-3 Holder.

The Mortgage Loan secured by the mortgaged property identified in the Prospectus as Marriott Hilton Head Resort & Spa will be primary serviced and specially serviced pursuant to (a) that certain Pooling and Servicing Agreement, dated as of December 1, 2016 (the “WFCM 2016-LC25 Pooling and Servicing Agreement”), among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, CWCapital Asset Management LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer and (b) that certain Co-Lender Agreement (the “Marriott Hilton Head Resort & Spa Co-Lender Agreement”), dated as of October 3, 2016 and updated as of November 1, 2016, among Rialto Mortgage Finance, LLC, as Note A-1 Holder, Citigroup Global Markets Realty Corp., as Note A-2A Holder, Citigroup Global Markets Realty Corp., as Note A-2B Holder, Citigroup Global Markets Realty Corp., as Note A-3A Holder, Citigroup Global Markets Realty Corp., as Note A-3B Holder, and Rialto Mortgage Finance, LLC, as Note A-4 Holder.

Further information regarding such sales relating to the price per class of Public Certificates (other than the portion of the Public Certificates corresponding to the RRI Interest) is set forth on Schedule I to the Underwriting Agreement.

Further information regarding such sales has been previously provided in the Prospectus, dated November 21, 2016. The related registration statement (file no. 333-206707) was originally declared effective on November 18, 2015. In connection with such Prospectus, the Chief Executive Officer of the registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of the date hereof.

The Underwriting Agreement, the Pooling and Servicing Agreement, the 8 Times Square & 1460 Broadway Co-Lender Agreement, the FedEx Ground Portfolio Co-Lender Agreement, the 229 West 43rd Street Retail Condo Co-Lender Agreement, the Prudential Plaza Co-Lender Agreement, the 10 Hudson Yards Co-Lender Agreement, the 60 Madison Avenue Co-Lender Agreement, the Birch Run Premium Outlets Co-Lender Agreement, the 80 Park Plaza Co-Lender Agreement, the 667 Madison Avenue Co-Lender Agreement, the Starbucks Center Co-Lender Agreement, the Mills Fleet Farm Co-Lender Agreement, the Marriott Hilton Head Resort & Spa Co-Lender Agreement, the COMM 2015-CCRE26 Pooling and Servicing Agreement, the Hudson Yards 2016-10HY Trust and Servicing Agreement, the CGCMT 2016-C3 Pooling and Servicing Agreement, the COMM 2016-667M Trust and Servicing Agreement, the JPMDB 2016-C4 Pooling and Servicing Agreement, the WFCM 2016-LC25 Pooling and Servicing Agreement and the Mortgage Loan Purchase Agreements are attached as exhibits to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits

Exhibit 1	Underwriting Agreement, dated as of November 18, 2016, among Deutsche Mortgage & Asset Receiving Corporation, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Academy Securities, Inc. and German American Capital Corporation.
Exhibit 4.1

Pooling and Servicing Agreement, dated as of December 1, 2016, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, KeyBank National Association, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.

Exhibit 4.2	Pooling and Servicing Agreement, dated as of October 1, 2015, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor.
Exhibit 4.3	Trust and Servicing Agreement, dated as of August 6, 2016, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, AEGON USA Realty Advisors, LLC, as special servicer, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian.
Exhibit 4.4	Pooling and Servicing Agreement, dated as of November 1, 2016, among Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Trimont Real Estate Advisors, LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Deutsche Bank Trust Company Americas, as trustee.
Exhibit 4.5	Trust and Servicing Agreement, dated as of October 6, 2016, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, KeyBank National Association, as master servicer, AEGON USA Realty Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, trustee, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor.
Exhibit 4.6	Pooling and Servicing Agreement, dated as of November 1, 2016, among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, and Wilmington Trust, National Association, as operating advisor and asset representations reviewer.
Exhibit 4.7	Pooling and Servicing Agreement, dated as of December 1, 2016, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, CWCapital Asset Management LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer.

Exhibit 4.8	Co-Lender Agreement, dated as of December 1, 2016, among Citigroup Global Markets Realty Corp., as Initial Note A-1 Holder, Citigroup Global Markets Realty Corp., as Initial Note A-2-1 Holder, and Citigroup Global Markets Realty Corp., as Initial Note A-2-2 Holder.
Exhibit 4.9	Agreement Between Note Holders, dated as of November 1, 2016, among Bank of America, N.A., as Initial Note A-1 Holder, Citigroup Global Markets Realty Corp., as Initial Note A-2 Holder, Bank of America, N.A., as Initial Note A-3 Holder, and Citigroup Global Markets Realty Corp., as Initial Note A-4 Holder.
Exhibit 4.10	Co-Lender Agreement, dated as of December 8, 2016, among Deutsche Bank AG, New York Branch, as Note A-1 Holder, Deutsche Bank AG, New York Branch, as Note A-2 Holder, Deutsche Bank AG, New York Branch, as Note A-3 Holder, Deutsche Bank AG, New York Branch, as Note A-4 Holder, Deutsche Bank AG, New York Branch, as Note A-5 Holder, Deutsche Bank AG, New York Branch, as Note A-6 Holder, Deutsche Bank AG, New York Branch, as Note A-7 Holder, and Deutsche Bank AG, New York Branch, as Note A-8 Holder.
Exhibit 4.11	Second Amended and Restated Co-Lender Agreement, dated as of October 20, 2016, among Wilmington Trust, National Association, as Trustee, for the Benefit of the Holders of the COMM 2015-CCRE26 Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2015-CCRE26, as Note A-1 Holder, Wells Fargo Bank, National Association, as Trustee, for the Benefit of the Holders of the CD 2016-CD1 Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2016-CD1, as Note A-2-1 Holder, German American Capital Corporation, as Note A-2-2 Holder, German American Capital Corporation, as Note A-3-1 Holder, German American Capital Corporation, as Note A-3-2 Holder, German American Capital Corporation, as Note A-3-3 Holder, and German American Capital Corporation, as Note A-4 Holder.
Exhibit 4.12	Co-Lender Agreement, dated as of August 6, 2016, among Deutsche Bank AG, New York Branch, as Initial Note A-1 Holder, Goldman Sachs Mortgage Company, as Initial Note A-2 Holder, Deutsche Bank AG, New York Branch, as Initial Note B-1 Holder, and Goldman Sachs Mortgage Company, as Initial Note B-2 Holder.
Exhibit 4.13	Co-Lender Agreement, dated as of November 22, 2016, between Deutsche Bank AG, New York Branch, as Note A-1 Holder, and Deutsche Bank AG, New York Branch, as Note A-2 Holder.
Exhibit 4.14	Second Amended and Restated Co-Lender Agreement, dated as of October 20, 2016, among Wilmington Trust, National Association, as Trustee, for the Benefit of the Holders of the COMM 2016-DC2 Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2016-DC2, as Note A-1-A Holder, German American Capital Corporation, as Note A-1-B1 Holder, German American Capital Corporation, as Note A-1-B2 Holder, Wells Fargo Bank, National Association, as Trustee, for the Benefit of the Holders of the CD 2016-CD1 Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2016-CD1, as Note A-2-A Holder and Note A-4 Holder, German American Capital Corporation, as Note A-2-B Holder, and German American Capital Corporation, as Note A-3 Holder.

Exhibit 4.15	Amended and Restated Co-Lender Agreement, dated as of October 26, 2016, between Citigroup Global Markets Realty Corp., as Note A-1 Holder and Note A-3 Holder, and Ladder Capital Finance VI TRS LLC, as Note A-2 Holder, Note A-4A Holder and Note A-4B Holder.
Exhibit 4.16	Co-Lender Agreement, dated as of October 6, 2016, among Deutsche Bank AG, New York Branch, as Initial Note A-1 Holder, Deutsche Bank AG, New York Branch, as Initial Note A-2 Holder, and Deutsche Bank AG, New York Branch, as Initial Note B Holder.
Exhibit 4.17	Co-Lender Agreement, dated as of October 20, 2016, among Deutsche Bank AG, New York Branch, as Note A-1 Holder, Deutsche Bank AG, New York Branch, as Note A-2 Holder, and Deutsche Bank AG, New York Branch, as Note A-3 Holder.
Exhibit 4.18	Co-Lender Agreement, dated as of November 17, 2016, among Cantor Commercial Real Estate Lending, L.P., as Note A-1 Holder, Cantor Commercial Real Estate Lending, L.P., as Note A-2 Holder, and Deutsche Bank AG, New York Branch, as Note A-3 Holder.
Exhibit 4.19	Co-Lender Agreement, dated as of October 3, 2016 and updated as of November 1, 2016, among Rialto Mortgage Finance, LLC, as Note A-1 Holder, Citigroup Global Markets Realty Corp., as Note A-2A Holder, Citigroup Global Markets Realty Corp., as Note A-2B Holder, Citigroup Global Markets Realty Corp., as Note A-3A Holder, Citigroup Global Markets Realty Corp., as Note A-3B Holder, and Rialto Mortgage Finance, LLC, as Note A-4 Holder.
Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated December 8, 2016.
Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated December 8, 2016 (included as part of Exhibit 5).
Exhibit 23	Consent Opinion of Cadwalader, Wickersham & Taft LLP, dated December 8, 2016 (included as part of Exhibit 5).
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated November 21, 2016.
Exhibit 99.1	Mortgage Loan Purchase Agreement, dated and effective November 18, 2016, between Deutsche Mortgage & Asset Receiving Corporation and German American Capital Corporation.
Exhibit 99.2	Mortgage Loan Purchase Agreement, dated and effective November 18, 2016, between Deutsche Mortgage & Asset Receiving Corporation and Citigroup Global Markets Realty Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEUTSCHE MORTGAGE & ASSET RECEIVING CORPORATION
(Registrant)
Date: December 8, 2016
	By:	/s/ Natalie Grainger
Name: Natalie Grainger Title: Director

By:	/s/ Matthew Smith
Name: Matthew Smith Title: Director

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
1	Underwriting Agreement, dated as of November 18, 2016, among Deutsche Mortgage & Asset Receiving Corporation, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Academy Securities, Inc. and German American Capital Corporation.	(E)
4.1

Pooling and Servicing Agreement, dated as of December 1, 2016, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, KeyBank National Association, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.

(E)
4.2	Pooling and Servicing Agreement, dated as of October 1, 2015, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor	(E)
4.3	Trust and Servicing Agreement, dated as of August 6, 2016, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, AEGON USA Realty Advisors, LLC, as special servicer, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian.	(E)
4.4	Pooling and Servicing Agreement, dated as of November 1, 2016, among Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Trimont Real Estate Advisors, LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Deutsche Bank Trust Company Americas, as trustee.	(E)
4.5	Trust and Servicing Agreement, dated as of October 6, 2016, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, KeyBank National Association, as master servicer, AEGON USA Realty Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, trustee, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor.	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.6	Pooling and Servicing Agreement, dated as of November 1, 2016, among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, and Wilmington Trust, National Association, as operating advisor and asset representations reviewer.	(E)
4.7	Pooling and Servicing Agreement, dated as of December 1, 2016, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, CWCapital Asset Management LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer.	(E)
4.8	Co-Lender Agreement, dated as of December 1, 2016, among Citigroup Global Markets Realty Corp., as Initial Note A-1 Holder, Citigroup Global Markets Realty Corp., as Initial Note A-2-1 Holder, and Citigroup Global Markets Realty Corp., as Initial Note A-2-2 Holder.	(E)
4.9	Agreement Between Note Holders, dated as of November 1, 2016, among Bank of America, N.A., as Initial Note A-1 Holder, Citigroup Global Markets Realty Corp., as Initial Note A-2 Holder, Bank of America, N.A., as Initial Note A-3 Holder, and Citigroup Global Markets Realty Corp., as Initial Note A-4 Holder.	(E)
4.10	Co-Lender Agreement, dated as of December 8, 2016, among Deutsche Bank AG, New York Branch, as Note A-1 Holder, Deutsche Bank AG, New York Branch, as Note A-2 Holder, Deutsche Bank AG, New York Branch, as Note A-3 Holder, Deutsche Bank AG, New York Branch, as Note A-4 Holder, Deutsche Bank AG, New York Branch, as Note A-5 Holder, Deutsche Bank AG, New York Branch, as Note A-6 Holder, Deutsche Bank AG, New York Branch, as Note A-7 Holder, and Deutsche Bank AG, New York Branch, as Note A-8 Holder.	(E)
4.11	Second Amended and Restated Co-Lender Agreement, dated as of October 20, 2016, among Wilmington Trust,	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
National Association, as Trustee, for the Benefit of the Holders of the COMM 2015-CCRE26 Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2015-CCRE26, as Note A-1 Holder, Wells Fargo Bank, National Association, as Trustee, for the Benefit of the Holders of the CD 2016-CD1 Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2016-CD1, as Note A-2-1 Holder, German American Capital Corporation, as Note A-2-2 Holder, German American Capital Corporation, as Note A-3-1 Holder, German American Capital Corporation, as Note A-3-2 Holder, German American Capital Corporation, as Note A-3-3 Holder, and German American Capital Corporation, as Note A-4 Holder.
4.12	Co-Lender Agreement, dated as of August 6, 2016, among Deutsche Bank AG, New York Branch, as Initial Note A-1 Holder, Goldman Sachs Mortgage Company, as Initial Note A-2 Holder, Deutsche Bank AG, New York Branch, as Initial Note B-1 Holder, and Goldman Sachs Mortgage Company, as Initial Note B-2 Holder.	(E)
4.13	Co-Lender Agreement, dated as of November 22, 2016, between Deutsche Bank AG, New York Branch, as Note A-1 Holder, and Deutsche Bank AG, New York Branch, as Note A-2 Holder.	(E)
4.14	Second Amended and Restated Co-Lender Agreement, dated as of October 20, 2016, among Wilmington Trust, National Association, as Trustee, for the Benefit of the Holders of the COMM 2016-DC2 Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2016-DC2, as Note A-1-A Holder, German American Capital Corporation, as Note A-1-B1 Holder, German American Capital Corporation, as Note A-1-B2 Holder, Wells Fargo Bank, National Association, as Trustee, for the Benefit of the Holders of the CD 2016-CD1 Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2016-CD1, as Note A-2-A Holder and Note A-4 Holder, German American Capital Corporation, as Note A-2-B Holder, and German American Capital Corporation, as Note A-3 Holder.	(E)
4.15	Amended and Restated Co-Lender Agreement, dated as of October 26, 2016, between Citigroup Global Markets Realty Corp., as Note A-1 Holder and Note A-3 Holder, and Ladder Capital Finance VI TRS LLC, as Note A-2	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
Holder, Note A-4A Holder and Note A-4B Holder.
4.16	Co-Lender Agreement, dated as of October 6, 2016, among Deutsche Bank AG, New York Branch, as Initial Note A-1 Holder, Deutsche Bank AG, New York Branch, as Initial Note A-2 Holder, and Deutsche Bank AG, New York Branch, as Initial Note B Holder.	(E)
4.17	Co-Lender Agreement, dated as of October 20, 2016, among Deutsche Bank AG, New York Branch, as Note A-1 Holder, Deutsche Bank AG, New York Branch, as Note A-2 Holder, and Deutsche Bank AG, New York Branch, as Note A-3 Holder.	(E)
4.18	Co-Lender Agreement, dated as of November 17, 2016, among Cantor Commercial Real Estate Lending, L.P., as Note A-1 Holder, Cantor Commercial Real Estate Lending, L.P., as Note A-2 Holder, and Deutsche Bank AG, New York Branch, as Note A-3 Holder.	(E)
4.19	Co-Lender Agreement, dated as of October 3, 2016 and updated as of November 1, 2016, among Rialto Mortgage Finance, LLC, as Note A-1 Holder, Citigroup Global Markets Realty Corp., as Note A-2A Holder, Citigroup Global Markets Realty Corp., as Note A-2B Holder, Citigroup Global Markets Realty Corp., as Note A-3A Holder, Citigroup Global Markets Realty Corp., as Note A-3B Holder, and Rialto Mortgage Finance, LLC, as Note A-4 Holder.	(E)
5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated December 8, 2016.	(E)
8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated December 8, 2016 (included as part of Exhibit 5).	(E)
23	Consent Opinion of Cadwalader, Wickersham & Taft LLP, dated December 8, 2016 (included as part of Exhibit 5).	(E)
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated November 21, 2016.	(E)
99.1	Mortgage Loan Purchase Agreement, dated and effective November 18, 2016, between Deutsche Mortgage & Asset Receiving Corporation and German American Capital Corporation.	(E)
99.2	Mortgage Loan Purchase Agreement, dated and effective November 18, 2016, between Deutsche Mortgage & Asset Receiving Corporation and Citigroup Global Markets Realty Corp.	(E)